1ST SECURITY BANK

FS BANCORP, INC.

INVESTOR PRESENTATION

January 29, 2020


1ST SECURITY BANK

"...Build a truly great place to work and bank."

-FSBW Vision Statement

1ST SECURITY BANK

FS BANCORP, INC.

Forward Looking Statements

Certain matters discussed in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could." Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions and statements about future performance. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results anticipated, including, but not limited to: the recent merger with Anchor Bancorp and the risks and uncertainties that the expected cost savings, synergies and other financial benefits from the merger might not be realized within the expected time frames or at all; challenges in the integration of the combined company, including personnel changes/retention, might not proceed as planned; and the combined company might not perform as well as expected, general economic conditions, either nationally or in our market area, that are worse than expected; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; secondary marketing conditions and our ability to sell loans into the secondary market; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market area; increases in premiums for deposit insurance; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; changes in the interest rate environment that reduce our interest margins or reduce the fair value of financial instruments; increased competitive pressures among financial services companies; our ability to execute our plans to grow our residential construction lending, our mortgage banking operations and our warehouse lending and the geographic expansion of our indirect home improvement lending; our ability to attract and retain deposits; our ability to control operating costs and expenses; changes in consumer spending, borrowing and savings habits; our ability to successfully manage our growth; legislative or regulatory changes that adversely affect our business or increase capital requirements, including changes related to Basel III; the effect of the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing regulations, changes in regulation policies and principles, or the interpretation of regulatory capital or other rules; adverse changes in the securities markets; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; costs and effects of litigation, including settlements and judgments and inability of key third-party vendors to perform their obligations to us. Additional information concerning certain of these risk and uncertainties are described in FS Bancorp, Inc.'s quarterly, annual and other reports filed with the SEC. Any of the forward-looking statements that we make in this presentation and in the other public statements we make are based upon management's beliefs and assumptions at the time they are made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2020 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us, and could negatively affect the Company's operations and stock price performance.

FRANCHISE OVERVIEW

- **Total Assets:** $1.71 billion (at 12/31/2019)
- **Headquartered:** Mountlake Terrace, WA
- **Branches:** 22 (Including headquarters)
- **Loan Production Offices:** 8
- **ATM Locations:** 25
- **Year Established:** 1907*
- **Quarterly Dividend:** $0.21**


1st Security Bank Branches
Aberdeen, Capitol Hill, Centralia, Edmonds, Elma, Hadlock, Lacey, Lynnwood, Mill Creek, Montesano, Ocean Shores, Olympia, Overlake, Port Angeles, Port Townsend, Poulsbo, Puyallup (2 branches), Sequim, Silverdale, Westport
Home Lending Offices
Bellevue, Everett, Mill Creek, Mountlake Terrace, Port Orchard, Poulsbo, Puyallup, Tri-Cities
Administrative Center
Mountlake Terrace
Port Angeles
Sequim
Port Townsend
Everett
Hadlock
Lynnwood
Edmonds
Mill Creek
Poulsbo
Mountlake Terrace
Overlake
Capitol Hill
Bellevue
Port Orchard
Silverdale
Ocean Shores
Westport
Aberdeen
Montesano
Elma
Olympia
Lacey
Puyallup
(2 branches)
Tri-Cities
Centralia

*Year Anchor was established

**Increased from $0.20 on 01/28/2020

EXECUTIVE MANAGEMENT

	Name	Position	Years with 1st Security Bank	Years in Industry
	Joseph Adams	*Chief Executive Officer*	*16*	*20+*
	Erin Burr	*EVP, Chief Risk Officer*	*11*	*20+*
	Matthew Mullet	*EVP, Chief Financial Officer*	*8*	*15+*
	Kelli Nielsen	*EVP, Retail Banking & Marketing*	*3*	*25+*
	Robert Fuller	*EVP, Chief Credit Officer*	*6*	*30+*
	Dennis O'Leary	*EVP, Chief Lending Officer*	*8*	*30+*
	Vickie Jarman	*EVP, Chief Human Resources Officer*	*18*	*15+*
	Donn Costa	*EVP, Home Lending*	*8*	*30+*

CULTURE & HISTORY

Vision: Build a truly great place to work and bank

Mission: Live our Core Values and 'WOW' each other and our customers every day

Guiding Principles:
- Employ smart, driven, and nice people
- Emphasis on collaboration
- Best idea wins
- Jim Collins' Good-to-Great Lessons

Year	Milestone
1936	Founded in 1936 as a credit union
2004	Converted to a state chartered mutual savings bank on April 1, 2004
2012	Converted to a stock savings bank on July 9, 2012
2016	Completed a four branch acquisition in Q1 2016 resulting in $186.0M in new relationship based deposits
2017	Raised $27.6M in Capital ($25.6M net) w/secondary offering
2018	Completed Anchor Bancorp acquisition on November 15, 2018
2019	Announced twenty-eighth consecutive quarterly cash dividend of $0.21 per share from $0.20, share repurchase plan

ANCHOR ACQUISITION

Consideration

- Fixed consideration comprised of $12.40 per share in cash and 0.2921 shares of FSBW common stock per each share of Anchor common stock
- Anchor shareholders received 725,518 shares of FSBW common stock and $30.8 million in cash
- Aggregate consideration value of $64.6 million, or $25.99 per common share [(1)]

Valuation and Impact

- Recorded Bargain Purchase Gain (BPG) of $7.4 million on November 15, 2018
- Immediately accretive to tangible book value per share
- System conversion on June 15, 2019. Majority of merger expenses realized in 2019

Additional Transaction Details

- At the close of business on November 15, 2018, the Company completed its acquisition of Anchor Bancorp
- Estimated cost savings of 35% of Anchor's non-interest expense, 50% expected to be realized in 2019 and anticipated to be fully phased-in by 2020
- Aggregate fair value mark of 1.5% of gross loans, or $5.3 million
- Projected pre-tax merger related expenses of approximately $7.3 million
- Majority of severance related expense accrued on November 15, 2018 and included in the BPG
- Core deposit intangible (CDI) of 2.69% of non-maturity deposits, or $5.3 million

(1) Value of consideration based on Anchor's outstanding shares as of November 15, 2018 and FSBW closing price of $46.54

DEPOSIT FRANCHISE

Deposits by County

County	Market Rank	Number of Branches	Deposits In Market ($000)	Deposit Market Share (%)	Percent of State Franchise (%)	Percent of National Franchise (%)	2020 Total Population (Actual)	2010-2020 Population Change (%)	2020-2025 Projected Population Change (%)	2020 Median Household Income ($)	2020-2025 Projected HH Income Change (%)
Washington (WA)											
Snohomish	7	4	516,750	4.11	38.38	38.38	835,811	17.17	6.77	92,792	15.48
Grays Harbor	3	6	195,133	20.85	14.49	14.49	75,056	3.10	3.15	50,519	9.68
Clallam	3	2	161,663	8.57	12.01	12.01	77,889	9.08	4.98	53,747	11.93
King	21	2	128,927	0.15	9.58	9.58	2,283,504	18.24	6.96	100,993	16.17
Jefferson	3	2	103,926	17.35	7.72	7.72	32,369	8.36	4.78	61,464	11.10
Pierce	19	2	86,581	0.70	6.43	6.43	909,535	14.37	6.23	75,382	16.15
Thurston	13	2	86,563	2.13	6.43	6.43	293,681	16.42	6.63	76,227	13.25
Kitsap	13	2	37,549	1.12	2.79	2.79	274,734	9.40	5.06	81,892	15.27
Lewis	9	1	29,399	2.75	2.18	2.18	80,925	7.25	4.47	53,490	16.28
WA Totals		**23**	**1,346,491**		**100.00**	**100.00**	**4,863,504**				
Weighted Average: Washington Franchise								**12.92**	**5.75**	**76,999**	**13.85**
Aggregate: Entire State of Washington							**7,702,023**	**14.54**	**6.20**	**78,344**	**14.70**
Aggregate: National							**330,342,293**	**7.00**	**3.27**	**66,010**	**9.87**

Weighted Average is calculated as the sum of (Percent of State/National Franchise * demographic item) within each market.
Banks, Thrifts, and Savings Banks included (Retail Branches Only)

Note: National Franchise does not include deposits held in U.S. Territories and other non-states, excluding District of Columbia.

Demographic data is provided by Claritas based primarily on US Census data. For non-census year data, Claritas uses samples and projections to estimate the demographic data. SNL performs calculations on the underlying data provided by Claritas for some of the data presented on this page. For more information on Claritas's methodology, see https://www.snl.com/help/Docs/Claritas_Current_Demographic_Methodology.pdf

Washington State Deposit Footprint [1]


Mount Vernon
Oak Harbor
Arlington
Marysville
Everett
Edmonds
Seattle
Bremerton
Kirkland
Sammamish
Renton
Kent
Covington
Tacoma
Shelton
Olympia
Westport
South Bend
Chehalis
Ocean Park
Long Beach

Note: All dollars in thousands
(1) From SNL Financial September 30, 2019

LARGEST SNOHOMISH COUNTY BANK

Banks Headquartered in Snohomish County: 12/31/2008

$4.1B* Frontier Bank	$1.6B* Cascade Financial Corporation	$1.3B* CityBank
$520M* Golf Savings Bank	$350M* North County Bank	$255M 1st Security Bank
$243M Coastal Community Bank	$207M* First Heritage Bank	$206M The Bank of Washington
$185M* Prime Pacific Bank	$149M Pacific Crest Savings Bank	$133M Mountain Pacific Bank
$123M UniBank	$45M* Bank of Everett	

Banks Headquartered in Snohomish County: 12/31/2019

As of 12/31/2019, largest bank headquartered in Snohomish County

$1.7B (1) 1st Security Bank	$1.1B (2) Coastal Community Bank	$345M (2) Mountain Pacific Bank
$337M (2) UniBank	$225M (2) Pacific Crest Savings Bank	

*Denotes a financial institution no longer headquartered in Snohomish County
Note: Dollar amount represents assets
Source: FFIEC Central Data Repository's Public Bank Data Distribution web site & SNL Financial
(1) Per January 28, 2020 Press Release
(2) As of September 30, 2019

STRATEGIC PLAN

- ✓ Expansion of commercial business lending program
- ✓ Increase in-house originations of residential mortgage loans which are primarily sold into the secondary market through the mortgage banking platform and commercial real estate lending
- ✓ Maintaining and improving asset quality
- ✓ Emphasize lower cost core deposits to reduce the costs of funding growth
- ✓ Offer a wide range of products and services to meet our customers' banking needs
- ✓ Expand into new markets based on current product offerings

FINANCIAL PERFORMANCE

YEAR END 2019 HIGHLIGHTS

Financial Highlights for Year End 2019	▪ Total assets of $1.71 billion ▪ Gross loans of $1.35 billion ▪ Net income of $22.7 million
2019 YTD	▪ Diluted earnings per share of $5.01 ▪ Tangible book value per share of $44.08[1] ▪ Announced twenty-eighth quarterly cash dividend of $0.21 per share
Selected Performance Ratios	▪ ROAA QTD and YTD of 1.38% ▪ ROAE QTD of 11.89% and YTD 11.92% ▪ Net Interest Margin QTD of 4.29% and YTD 4.53% ▪ Efficiency Ratio QTD of 68.44% and YTD 66.78%
Credit Quality Ratios	▪ Non-performing Assets (NPAs) as a percentage of total assets of 0.19% ▪ Allowance for loan losses as a percentage of gross loans of 0.98% Note: Anchor loans shown "net" of fair value discount of $2.7 million
Capital Position	▪ Currently, all Bank Holding Company (BHC) and Bank ratios are above those to be considered "Well-Capitalized"

(1) Non-GAAP financial measures. See appendix for reconciliation to book value per share (GAAP)

FRANCHISE GROWTH

- Expanded access to the Olympic Peninsula market through our branch and Anchor Bank acquisitions
- Ability to expand commercial real estate lending, including "in-city" construction in a rapidly growing Seattle-area marketplace
- Personnel and systems in place to manage increased asset size
- Anchor acquisition system conversion on June 15, 2019 allows for continued growth and ability to leverage established infrastructure

Total Assets ($M)


$510
$678
$828
$982
$1.62B
$1.71B
2014
2015
2016
2017
2018
2019

1ST SECURITY BANK

FS BANCORP, INC.

LOAN PORTFOLIO SUMMARY

Gross Loans and Loan Yield ($M) (1)



6.67%
6.20%
5.78%
5.80%
6.09%
6.22%
$419
$555
$656
$827
$1.33B
$1.42B
2014
2015
2016
2017
2018
2019

Source: SNLFinancial for all years but 2019.
2019 uses internal calculation.

Loan Composition at December 31, 2019



Total Gross Loans (excl. HFS): $1.35B
Commercial 16%
Construction and development 13%
Home equity 3%
One-to-four-family (excludes loans held for sale) 19%
Multi-family 10%
Indirect (2) home improvement and Other consumer 24%
Commercial and industrial 10%
Warehouse lending 5%
(3)

(1) Loans, net of deferred fees, costs, and includes HFS
(2) Other consumer includes solar and marine loans
(3) WH = Warehouse

CONSUMER LENDING

Q4 2019 Highlights

- $326.2 million outstanding
- $36.4 million in dealer originations
  - Down 2.5% from comparable Q4 2018
- Average Yield of 7.15%, up from 7.09% in Q3 2019
- Top 10 dealers accounted for $25.2 million (69%) of loan originations

Q4 2019 Dealer Production by State


Arizona 1%
Colorado 2%
Idaho 7%
California 21%
Washington 42%
Oregon 27%


2009
Q4'19
16.50%
5.56%
23.20%
17.50%
60.30%
76.47%
<680
680-719
720+

Portfolio Characteristics


Auto + Recreational 0.2%
Other 0.7%
Marine 20.7%
Solar 13.6%
Indirect Home Improvement 64.9%

HOME LENDING

Q4 2019 Highlights

- One-to-four family loans originated decreased $36.3 million, or 12.6%, to $252.6 million, compared to $288.9 million for the preceding quarter
- Loan Sales: $233.8 million in Q4 2019
- Purchase production was 56.8% of one-to family loan originations versus 43.2% for refinance production during Q4 2019
- Increases in originations year over year were $252.6 million for the current quarter compared to $151.7 million for the comparable quarter a year ago.

Q4 2019 Mortgage Servicing

- Long-term servicing unpaid principal balance: $1.46 billion and 5,336 loans
- Production in notional servicing: $113.3 million

Quarterly Closed Volume & Cash Margin on Loans Sold


$142.6
2.98%
$216.8
2.32%
$244.1
2.43%
$206.8
2.43%
$155.0
2.60%
$160.6
2.53%
$175.0
2.40%
$147.1
2.15%
$143.7
1.53%
$208.0
1.67%
$247.3
1.68%
$233.8
1.90%
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
Q4 18
Q1 19
Q2 19
Q3 19
Q4 19

Note: Quarterly closed volume is listed in millions

Reduced Reliance on Home Lending Gain on Sale Revenue


Reduced Reliance on Home Lending Gain on Sale Revenue
22%
78%
24%
76%
32%
68%
33%
67%
28%
72%
19%
81%
15%
85%
2013
2014
2015
2016
2017
2018
2019
Banking Revenue
Home Lending Gain on Sale

Total Revenues (millions)


$80
$70
$60
$50
$40
$30
$20
$10
$-
$20
$3
$6
$22
$2
$8
$28
$3
$15
$34
$5
$19
$41
$6
$18
$52
$12
$15
$70
$9
$14
2013
2014
2015
2016
2017
2018
2019
Net Interest Income
Non Interest Income
Gain on Sale

COMMERCIAL BUSINESS LENDING

Q4 2019 Commercial & Industrial (C&I)

- Commercial and Industrial commitments were $308 million
- Outstanding balances were $201.6 million relative to $189.3 million at September 30, 2019
- The $12.4 million of quarter over sequential quarter increase in commercial business lending was attributed to increases in all categories including traditional C+I and warehouse growth

Q4 2019 Product Mix

Outstanding C&I Balance: $201.6 million


Const. WH
$48,187
24%
Other C&I Loans
$140,531
70%
Mtg. WH
$12,924
6%

(1) WH =Warehouse

CONSTRUCTION & DEVELOPMENT LENDING

Q4 2019 Highlights

- $278.4 million committed
- $179.7 million outstanding
- 6.46% average coupon rate
- Majority of originations in King County
- Focus on in-city, infill speculative lending to a select group of relationship customers

Quarterly C&D Loans Outstanding ($M)


$70.6
$63.6
$78.0
$80.8
$76.7
$76.9
$90.5
$94.8
$104.9
$119.7
$129.4
$143.1
$143.6
$160.5
$191.2
$246.6
$218.3
$214.3
$200.3
$179.7
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019

ASSET QUALITY

Non-performing Assets ($M)(1)



$0.4
0.08%
$1.0
0.15%
$0.7
0.09%
$1.0
0.11%
$4.6
0.28%
$3.2
0.19%
2014
2015
2016
2017
2018
2019

Net Charge-offs (Recoveries) / Average Loans



0.24%
0.11%
(0.00)%
0.03%
0.00%
0.15%
2014
2015
2016
2017
2018
2019

(1) Non-performing assets consists of non-performing loans (which include non-accruing loans and accruing loans more than 90 days past due), foreclosed real estate and other repossessed assets

DEPOSIT COMPOSITION AND GROWTH

December 31, 2019

Total Deposits: $1.39 billion


Certificates of deposits over $250,000
6%
Noninterest-bearing checking
20%
(1)
13%
Interest-bearing checking
MMDA and Savings
28%
Certificates of deposits under $250,000
33%

Total Deposits ($M) and Cost of Deposits (%)


$420
0.67%
$485
0.69%
$713
0.48%
(2)
$830
0.50%
(3)
$1.27B
0.93%
$1.39B
1.20%
2014
2015
2016
2017
2018
2019

(1) Noninterest-bearing checking includes escrow accounts related to mortgages serviced
(2) Branch acquisition during Q1 2016
(3) Anchor acquisition in Q4 2018

POSITIVE INCOME STATEMENT TRENDS


Net Income ($M)
$4.5
$8.9
$10.5
$14.1
$24.3*
$22.7
2014
2015
2016
2017
2018
2019

*Includes $7.4 million in BPG.


Total Revenues ($M)
$105
$85
$65
$45
$25
$5
-$15
$32.2
$45.6
$57.4
$64.6
$78.9
$93.3
2014
2015
2016
2017
2018
2019
Net Interest Income
Non-Interest Income
Total Revenue


Total Expenses ($M)
Non-Interest Expense
$23.9
$28.8
$38.9
$44.0
$48.8
$62.3
2014
2015
2016
2017
2018
2019

SELECTED PERFORMANCE RATIO TRENDS

ROAA


1.00%
1.52%
1.31%
1.48%
2.07%
1.38%
2014
2015
2016
2017
2018
2019

ROAE


7.19%
12.73%
13.84%
12.25%
18.14%
11.92%
2014
2015
2016
2017
2018
2019

Efficiency Ratio


74.29%
64.95%
67.78%
66.95%
61.87%
66.78%
2014
2015
2016
2017
2018
2019

Net Interest Margin (1)


5.12%
5.01%
4.43%
4.72%
4.61%
4.53%
2014
2015
2016
2017
2018
2019

(1) Net interest margin on a tax equivalent basis

1ST SECURITY BANK

FS BANCORP, INC.

BUILDING STOCKHOLDER VALUE

Diluted Earnings Per Share


$1.52
$2.93
$3.51
$4.28
$6.29
$5.01
2014
2015
2016
2017
2018
2019

Reported Book Value Per Share


$22.48
$25.18
$28.32
$34.47
$41.19
$45.85
2014
2015
2016
2017
2018
2019

CAPITAL STRATEGY

Franchise Growth	▪ Continue organic asset growth across our diverse group of lending channels ▪ Expand commercial business lending including construction lending inline with regulatory guidance for oversight on construction concentrations above 100% of total risk-based capital ▪ Continue to invest in the Bank's business lending platform and Small Business Administration lending ▪ Focus on core deposit generation to fund asset growth
Dividends	▪ Will pay twenty-eighth consecutive quarterly cash dividend on February 19, 2020 ▪ Dividend of $0.21 per share
Shareholder Value	▪ Continue to focus on increasing shareholder value through our business plan execution ▪ Announced another 225,000 annual share repurchase plan on January 28, 2020

INVESTMENT HIGHLIGHTS

- Seasoned management team with deep local market knowledge
- Robust, diversified growth in consumer, commercial, and real estate lending
- Stable core deposit growth
- Strong profitability metrics
- Excellent credit quality
- Attractive core banking markets

CONTACT INFORMATION

Matthew Mullet
mattm@fsbwa.com
Chief Financial Officer
(425) 697-8026

Dennis O'Leary
denniso@fsbwa.com
Chief Lending Officer
(425) 697-8076

Administrative Center
6920 220th Street Southwest
Mountlake Terrace, Washington 98043

APPENDIX

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures

This presentation includes unaudited non-GAAP financial measures, including tangible book value per share. We present non-GAAP financial measures herein because our management believes that such information provides useful information about our operating performance. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP.

($ in 000's)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Stockholders' equity	$ 200,242	$ 194,257	$ 189,426	$ 185,952	$ 180,038
Goodwill and core deposit intangible, net	(7,769)	(7,959)	(8,149)	(8,339)	(8,529)
Tangible common stockholders' equity	$ 192,473	$ 186,298	$ 181,277	$ 177,613	$ 171,509
Common shares outstanding at end of period	4,366,984	4,354,335	4,387,061	4,377,638	4,371,294
Common stockholders' equity (book value) per share (GAAP)	$ 45.85	$ 44.61	$ 43.18	$ 42.48	$ 41.19
Tangible common stockholders' equity (tangible book value)*	$ 44.08	$ 42.79	$ 41.32	$ 40.57	$ 39.24

*Per share (non-GAAP)

Source: SEC Filings

($ in 000's)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Stockholders' equity	$ 200,242	$ 194,257	$ 189,426	$ 185,952	$ 180,038
Common shares outstanding at end of period	4,366,984	4,354,335	4,387,061	4,377,638	4,371,294
Common stockholders' equity (book value) per share (GAAP)	$ 45.85	$ 44.61	$ 43.18	$ 42.48	$ 41.19

Source: SEC Filings